Exhibit 10.24

AMENDMENT No. 6, dated as of October 8, 2018 (this “Amendment”), to the Credit Agreement dated as of April 6, 2012, among THE CONTAINER STORE, INC., a Texas corporation (the “Borrower”), the Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”), and the other parties thereto (as amended by Amendment No. 1 dated as of April 8, 2013, as amended by Amendment No. 2 dated as of November 27, 2013, as amended by Amendment No. 3 dated as of May 20, 2016, and as further amended by Amendment No. 4 dated as of August 18, 2017, Amendment No. 5, dated as of September 14, 2018, and as further amended, amended and restated, supplemented or otherwise modified, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 11.01 of the Credit Agreement provides that the relevant Loan Parties and the Administrative Agent may amend the Credit Agreement and the other Loan Documents, without the consent of any Lender, to among other things, correct any obvious error;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section I. Amendment.  The Credit Agreement is, effective as of the Amendment No. 6 Effective Date, hereby amended to replace the reference to “$292,500,000” appearing in the definition of “Term B-2 Loans” with “$272,500,000.”

Section II. Effectiveness.  Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 6 Effective Date”) that the Administrative Agent shall have received an executed signature page hereto from the Borrower, the Administrative Agent and the Collateral Agent.

Section III. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section IV. Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section V. Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section VI. Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 6 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

Section VII. Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally agrees that Section 11.14 of the Credit Agreement is incorporated herein mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

THE CONTAINER STORE, INC., as Borrower

By:/s/ Jodi Taylor

Name: Jodi Taylor

Title: Chief Financial and Administrative Officer

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent

By: /s/ Gregory T Martin

Name: Gregory T MartinTitle: Authorized Signer

[Signature Page to Amendment]